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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2003



                                  MANPOWER INC.
             (Exact name of registrant as specified in its charter)



          Wisconsin                    1-10686                   39-1672779
          ---------                    -------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                5301 North Ironwood Road
                  Milwaukee, Wisconsin                       53217
                  --------------------                       -----
        (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (414) 961-1000




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Item 7. Exhibits.

         Exhibit No.       Description

            99.1           Press Release dated October 16, 2003


Item 12. Regulation FD Disclosure/Results of Operations and Financial Condition provided under Item 12 pursuant to Release 34-47583.

         On October 16, 2003, Manpower Inc. issued a press release announcing its results of operations for the three-month and nine-month periods ended September 30, 2003. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. This information is furnished under Item 12 of Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MANPOWER INC.

Dated:  October 16, 2003               By: /s/ Michael J. Van Handel
        ----------------                   -------------------------------------
                                           Michael J. Van Handel
                                           Executive Vice President, Chief
                                           Financial Officer and Secretary




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------

99.1     Press Release dated October 16, 2003